                           ONE GROUP(R) MUTUAL FUNDS


                             ONE GROUP(R) BOND FUND

                                 CLASS I SHARES

                                 MARCH 18, 1999

                          AS AMENDED SEPTEMBER 8, 1999


    This prospectus describes one fund and is for use in a 401(k) plan. The information in this prospectus is important. Please read it carefully before you invest, and save it for future reference.

PLEASE REMEMBER THAT SHARES OF THE FUNDS: - ARE NOT DEPOSITS OR OBLIGATIONS OF,
 OR GUARANTEED BY BANK ONE CORPORATION OR ITS AFFILIATES; - ARE NOT INSURED OR
  GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; - INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE
                     LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS

                       A BRIEF PREVIEW OF THE FUND.................................    1
                       ABOUT THE FUND..............................................    2
                          One Group(R)Bond Fund....................................    2
                       MORE ABOUT THE FUND.........................................    4
                       HOW TO DO BUSINESS WITH ONE GROUP MUTUAL FUNDS..............    6
                          Purchasing Fund Shares...................................    6
                          Redeeming Fund Shares....................................    6
                          Shareholder Information..................................    7
                          Voting Rights............................................    7
                          Dividend Policies........................................    7
                          Tax Treatment of the Fund................................    7
                          Tax Treatment of Shareholders............................    7
                          Shareholder Inquiries....................................    7
                       ORGANIZATION AND MANAGEMENT OF THE FUND.....................    8
                          The Fund.................................................    8
                          The Board of Trustees....................................    8
                          The Advisor..............................................    8
                          The Distributor..........................................    8
                          The Administrator and Sub-Administrator..................    8
                          The Transfer Agent, Custodian and Sub-Custodian..........    8
                          Year 2000................................................    8
                       DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES..   10
                          Investment Practices.....................................   10
                          Investment Risks.........................................   13
                          Investment Policies......................................   14
                       APPENDIX: DESCRIPTION OF RATINGS............................   15

                         A BRIEF PREVIEW OF THE FUND
                                                                               1

             WHAT IS THE GOAL OF THE FUND?
             The Bond Fund's investment objective is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate and long-term debt securities.

             Please read about the Fund before investing.

             WHAT IS THE FUND'S INVESTMENT STRATEGY?
             The Bond Fund invests in high and medium grade debt securities of all types with average maturities ranging from one to twenty years. The Fund may invest in preferred stock. The Fund also may lend its portfolio securities.

             WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
             The Bond Fund invests in fixed income investments that are subject to market fluctuations as a result of changes in interest rates. As a result, the value of investments in the Fund may decrease during periods of rising interest rates and increase during periods of declining interest rates. In addition, the Fund invests in mortgage-related securities which have significantly greater price and yield volatility than traditional fixed income securities. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its payment obligation. An investment in the Fund is not a deposit of Bank One Corporation or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information about risks, please read "More About the Fund" and "Investment Risks."

             WHAT CLASSES OF SHARES ARE AVAILABLE?
             The Bond Fund currently offers four classes of Shares: Class A, Class B, Class C and Class I. Only Class I shares are offered in this Prospectus. Class I shares are offered to institutional investors, including affiliates of Bank One Corporation and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. Class I shares are not available to Individual Retirement Accounts ("IRAs"). The section entitled "How To Do Business With One Group Mutual Funds" will provide more information.

             HOW DO I PURCHASE AND REDEEM SHARES?
             Contact your Plan Administrator.

             HOW ARE DIVIDENDS PAID?
             Generally, dividends are declared on each business day and are distributed on the first business day of each month. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

             WHO MANAGES THE FUND?
             Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of Bank One Corporation, serves as the advisor of the Fund. Banc One Investment Advisors is paid a fee for its services. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Shareholder Expenses".

2

    One Group(R)

Bond Fund
[LOGO] INVESTMENT OBJECTIVE
The Fund seeks to maximize total
return by investing primarily in a
diversified portfolio of
intermediate and long-term debt
securities.
[LOGO] INVESTMENT STRATEGY
The Fund invests in all types of
debt securities rated as investment
grade, as well as convertible
securities, preferred stock, and
loan participations. The Fund's
average weighted maturity will
normally range between four and
twelve years, although the Fund may
shorten its weighted average if
deemed appropriate for temporary
defensive purposes.
[LOGO] PORTFOLIO SECURITIES
The Fund invests at least 65% of its
total assets in debt securities of
all types with intermediate to long
maturities. As a matter of
fundamental policy, at least 65% of
the Fund's total assets will consist
of bonds. The Fund may purchase
taxable or tax-exempt municipal
securities. For a list of all the
securities in which the Fund may
invest, please read "Investment
Practices."
[LOGO] RISK CONSIDERATIONS
The Fund may invest in debt
securities that are rated in the
lowest investment grade category.
Such investments are considered to
have speculative characteristics.
The value of fixed income securities
will change in response to interest
rate changes and other factors. This
is especially true to the extent the
Fund invests in debt securities in
the lowest investment grade
category. The Fund also invests in
mortgage-related securities which
may have greater price and yield
volatility than traditional fixed
income securities. Before you
invest, please read "More About the
Fund" and "Investment Risks."

[LOGO] FUND MANAGEMENT
The Fund is managed by a team of
portfolio managers, research
analysts and fixed income traders.
The team works together to establish
general duration and sector
strategies for the Fund. Each team
member makes recommendations about
securities in the Fund. The research
analysts and trading personnel
provide individual security and
sector recommendations, while the
portfolio managers select and
allocate individual securities in a
manner designed to meet the
investment objectives of the Fund.

 SHAREHOLDER EXPENSES

                                                              SHAREHOLDER TRANSACTION EXPENSES  CLASS I
                                                              Maximum Sales Charge Imposed on
                                                                Purchases (as a percentage of
                                                                offering price)                   none
                                                              Maximum Contingent Deferred
                                                                Sales Charge (as a percentage
                                                                of original purchase price or
                                                                redemption proceeds, as
                                                                applicable)                       none
                                                              Redemption Fees                     none
                                                              Exchange Fees                       none
                                                              ANNUAL OPERATING EXPENSES (as a
                                                                percentage of average daily
                                                                net assets)
                                                              Investment Advisory Fees (after
                                                                fee waiver) (1)                   .40%
                                                              12b-1 Fees (after fee waiver)       none
                                                              Other Expenses (after fee
                                                                waivers) (2)                      .20%
                                                              Total Fund Operating Expenses
                                                                (after fee waivers) (3)           .60%

(1) Without the fee waiver, Investment Advisory Fees would be .60% for all classes of shares.

(2) Without a fee waiver, Other Expenses would be .21%.

(3) Without the voluntary reduction of Investment Advisory and 12b-1 fees and reimbursement of Other Expenses, Total Operating Expenses would be .81%.

EXAMPLE An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) 5% annual return; and (2) redemption at the end of each time period.

                                                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              Class I             $  6      $ 19       $ 33        $ 75
                                                              Class I (without
                                                                fee waiver)       $  8      $ 26       $ 45        $100

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

One Group(R) Bond Fund    Financial Highlights

The Financial Highlights are intended to help you understand the Fund's financial performance for the past 10 years or since inception, if less than 10 years. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Arthur Andersen, LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

================================================================================================================================
                                                                    YEAR ENDED DECEMBER 31,
                                ------------------------------------------------------------------------------------------------
CLASS I                            1998          1997         1996        1995        1994        1993        1992      1991(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $    10.59    $    10.27    $  10.45    $   9.01    $  10.32    $  10.25    $  10.55    $  10.00
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income               0.65          0.66        0.68        0.63        0.61        0.76        0.83        0.51
  Net realized and unrealized
    gains (losses) from
    investments and futures           0.19          0.32       (0.18)       1.45       (1.31)       0.38       (0.17)       0.57
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment
  Activities                          0.84          0.98        0.50        2.08       (0.70)       1.14        0.66        1.08
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income              (0.65)        (0.66)      (0.68)      (0.64)      (0.59)      (0.76)      (0.83)     (0.51)
  From net realized gain                --            --          --          --       (0.02)      (0.31)      (0.13)     (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.65)        (0.66)      (0.68)      (0.64)      (0.61)      (1.07)      (0.96)     (0.53)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $    10.78    $    10.59    $  10.27    $  10.45    $   9.01    $  10.32    $  10.25    $  10.55
--------------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes sales
  charge)                             8.17%         9.97%       5.08%      23.75%      (6.99)%     11.39%       6.56%      18.45%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)                       $1,277,246    $1,101,894    $757,627    $485,851    $395,116    $455,786    $312,366    $237,673
  Ratio of expenses to average
    net assets                        0.64%         0.61%       0.66%       0.74%       0.74%       0.73%       0.73%       0.75%(b)
  Ratio of net investment
    income to average net
    assets                            6.10%         6.41%       6.71%       6.39%       6.36%       7.20%       8.08%       8.44%(b)
  Portfolio Turnover                 34.69%        17.60%      24.92%      41.91%      75.67%     111.52%      90.45%       8.19%

(a) For the period June 1, 1991 (commencement of operations) to December 31, 1991. (b) Annualized.

4 MORE ABOUT THE FUND

WHEN THE PROSPECTUS REFERS TO "BONDS," WHAT TYPES OF INVESTMENTS ARE INCLUDED?

"Bonds" include debt instruments with maturities of 90 days or more issued by the U.S. Treasury, U.S. government agencies, corporations, municipalities, securities issued or guaranteed by foreign governments, their agencies or instrumentalities, securities issued by domestic and supranational banks, mortgage-related securities, asset-backed securities, stripped government securities and zero coupon obligations.

Portfolio Quality
----------------------------------------------------

The Bond Fund only purchases securities that meet the following criteria:

DEBT SECURITIES

- The Fund may invest in debt securities rated in any of the four investment grade rating categories.

PREFERRED STOCK

- The Fund may only invest in preferred stock rated in any of the four highest rating categories.

MUNICIPAL SECURITIES

- The Fund may only invest in municipal bonds rated in any of the four highest rating categories.

- The Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes, and variable rate demand obligations which are rated in the highest or second highest rating categories.

COMMERCIAL PAPER

- The Fund may invest in commercial paper rated in the highest or second highest rating category.

If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Banc One Investment Advisors will look at a security's rating at the time of investment. For more information about ratings, please see "Description of Ratings" in the Appendix.

Illiquid Investments
----------------------------------------------------

The Bond Fund may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by the One Group Board of Trustees in determining whether an investment is illiquid.

Special Risk
Considerations
----------------------------------------------------

FIXED INCOME SECURITIES: Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Bond Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the Fund will increase and decrease as the value of the Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligation.

DERIVATIVES: The Bond Fund may invest in securities that are considered to be derivatives. "Derivatives" are securities or contracts that derive their value from the performance of underlying assets or securities. These include:

- options, futures contracts, and options on futures contracts

- mortgage-backed securities, including collateralized mortgage obligations and Real Estate Mortgage Investment Conduits (CMOs and REMICs) and stripped mortgage-backed (Interest Only (IOs) and Principal Only (POs))

- asset-backed securities

- swap, cap and floor transactions

- new financial products

- structured instruments

- inverse floating rate instruments

These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. For a more detailed discussion of these risks, please read "Investment Risks." The Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than it would if the Fund did not use such instruments.

LOWER RATED SECURITIES: The Bond Fund may invest in debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

FOREIGN SECURITIES: Investments in foreign securities involve risks different from investments in U.S. securities. This includes the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. For more details, see "Investment Practices" and "Investment Risks." Because of these risk factors, the share price of a Fund investing in foreign securities is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment. On January 1, 1999, the European Economic and Monetary Union introduced the "euro." The euro will serve as a common currency for participating European nations. All stocks issued by corporations located in those nations will be denominated in euros. In addition, outstanding shares will be redenominated in euros. All government bonds issued by participating nations will be in euros, and outstanding government bonds will be redenominated in euros. The introduction of the euro presents some uncertainties, such as the adequacy of newly created accounting, clearing, settlement and payment systems for the new currency. These uncertainties surrounding the introduction of the euro could adversely affect the value of the securities held by a Fund.

                 how to do business with One Group Mutual Funds

Purchasing Fund Shares
----------------------------------------------------

WHERE CAN I BUY SHARES?

For retirement plans, Fund shares generally are purchased through payroll deduction or qualified rollovers. Please contact your Plan Administrator for more information.

WHEN CAN I BUY SHARES?

- Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends, days on which the New York Stock Exchange ("NYSE") is closed, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

- It is the responsibility of your Plan Administrator to send your purchase or redemption order to the Fund. Please contact your Plan Administrator for information regarding cut-off times for purchase and redemption requests.

- The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

- Shares are electronically recorded. Therefore, certificates will not be issued.

WHAT KIND OF SHARES CAN I BUY?

One Group offers the following classes of shares:

- Class I shares are available to institutional investors and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."

- Class A, Class B and Class C shares are available to the general public. Class A, Class B and Class C shares are not offered in this Prospectus.

HOW MUCH DO CLASS I SHARES COST?
- Class I shares are sold at net asset value ("NAV").

- Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

- NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

- The Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

HOW DO I OPEN AN ACCOUNT?

Please see your Plan Administrator for information on participating in your company's plan.

Redeeming Fund Shares
----------------------------------------------------

HOW DO I REDEEM SHARES?

Please contact your Plan Administrator for redemption information.

WHAT WILL MY SHARES BE WORTH?

- You will receive the NAV in effect on the day your redemption request is received by the Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

- All redemptions will be for cash.

- It is the responsibility of your Plan Administrator to send your redemption request to the Fund.

- One Group may suspend your ability to redeem when:

    1. Trading on the New York Stock Exchange ("NYSE") is restricted.

    2. The NYSE is closed (other then weekend and holiday closings).

    3. The SEC has permitted a suspension.

    4. An emergency exists.

    The Statement of Additional Information offers more details about this process.

- You should talk to your tax advisor before making a redemption.

                            shareholder information
Voting Rights
----------------------------------------------------

The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund's fundamental investment objective, or approve an investment advisory contract.

The Fund, and each Class of shares within the Fund, vote separately on matters relating solely to the Fund or class, or which affect that Fund or Class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Bank One Corporation (One First National Plaza, Chicago Illinois, 60670), through its affiliates, may be deemed for purposes of the Investment Company Act of 1940 to control the Fund. This is because as of December 1, 1998, Bank One Corporation or its affiliates possessed the power to vote substantially all of the Class I shares of the Fund.

On that same date, no shareholders beneficially owned more than 25% of Class A, Class B or Class C shares of the Fund.

Dividend Policies
----------------------------------------------------

DIVIDENDS

The Fund generally declares dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for the Fund are distributed at least annually.

Dividends payable on Class I shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

DIVIDEND REINVESTMENT

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class. The value of the shares distributed is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.
Tax Treatment of the Fund
----------------------------------------------------

TAX STATUS OF THE FUND

The Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Fund qualifies for treatment as a regulated investment company, as it has in the past, it will pay no federal income tax on the earnings it distributes to shareholders.

Tax Treatment of Shareholders
----------------------------------------------------

TAXATION OF DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis.

TAXATION OF RETIREMENT PLANS

Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received the shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual. If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the Federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAXATION OF ZERO-COUPON BONDS

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Shareholder Inquiries
----------------------------------------------------

If you have any questions or need additional information, please contact your Plan Administrator.
   REPORTING

   In March and September your Plan Administrator will receive a financial report from One Group. In addition, One Group will periodically send your Plan Administrator proxy statements and other reports.

                    organization and management of the fund
                                   FUND NAME

THE FUND

The Bond Fund is one in a series of One Group Mutual Funds, an open-end management investment company. One Group currently offers 49 separate Funds. The Fund described in this prospectus is diversified. The other Funds are described in separate prospectuses. Each Fund is supervised by the Board of Trustees.

THE BOARD OF TRUSTEES

The Trustees oversee the management and administration of the Fund. The Trustees are responsible for making major decisions about the Fund's investment objectives and policies, but delegate the day-to-day administration of the Fund to the officers of One Group.

THE ADVISOR

Banc One Investment Advisors makes the day-to-day investment decisions for the Bond Fund and continuously reviews, supervises and administers the Fund's investment programs. Banc One Investment Advisors has served as investment advisor to One Group since 1993. Prior to that time, One Group was advised by affiliates of Banc One Investment Advisors. In addition to One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1998, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of Bank One Corporation, managed over $59 billion in assets.

For the fiscal year ended June 30, 1998, the Fund paid investment advisory fees at the following rate:


                                                              Annual Rate As Percentage
                                                             of Average Daily Net Assets
             One Group(R) Bond Fund                                      .40%*

* The predecessors to these Funds had December 31 year ends. The advisory fees shown are as of December 31, 1998.

THE DISTRIBUTOR

The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Fund and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The One Group Services Company also serves as the Fund's administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory reporting and compliance. For these services, The One Group Services Company receives a fee based on the total assets of One Group. For the first $1.5 billion in One Group assets, The One Group Services Company receives an annual fee of .20% of the Fund's average daily net assets. The annual rate declines to .18% on assets up to $2 billion, and to .16% when assets exceed $2 billion. The fee is calculated daily and paid monthly. Some Funds are not included in the calculations.

Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment and facilities, as well as legal and regulatory support.

THE TRANSFER AGENT, CUSTODIAN AND SUB-CUSTODIAN

State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528, or your Shareholder Servicing Agent if appropriate, handles shareholder recordkeeping and statements, distributes dividends, and processes buy and sell requests. As the Fund's custodian, State Street holds the Fund's assets, settles all portfolio trades and assists in calculating the Fund's net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with the Fund's securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee paid by the Fund for this service.

YEAR 2000

Preparing for the Year 2000 is a high priority for One Group. Both The One Group Services Company and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 compliance. In addition, these teams are responsible for assessing the readiness of all other service providers to One Group. Year 2000 remediation efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to One Group.

Banc One Investment Advisors has identified 49 information technology systems and interfaces that provide service and support to One Group. Each system is assigned a priority rating: high, medium or low. Systems rated "high" are those which are essential to the operation of One Group. Each system rated "high" was scheduled to be Year 2000 compliant by December 31, 1998. All systems will be tested for compliance throughout 1999.

Many, if not all, of the systems are owned or operated by third party servicers (for example, One Group's Custodian). Consequently, remediation efforts must be made by those servicers. Banc One Investment Advisors and The One Group Services Company have, and will continue to, monitor the remediation progress of the service providers. This process involves documentation, on-site visits, and review of remediation plans and test results. Both Banc One Investment Advisors and The One Group Services Company have budgeted in excess of $700,000 in fiscal year 1998 and over $1 million in fiscal year 1999 toward the remediation effort for all systems and interfaces. Neither One Group nor its shareholders will bear any of the direct remediation expenses.

Neither The One Group Services Company nor Banc One Investment Advisors currently anticipates that the move to Year 2000 will have a material impact on their ability to continue to provide the Funds with service at current levels. Likewise, One Group currently anticipates that the move to Year 2000 will not have a material impact on its operations.

10         DETAILS ABOUT THE FUND'S INVESTMENT PRACTICES AND POLICIES

INVESTMENT PRACTICES

The Bond Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

-------------------------------------------------------------------------------------------------------
INSTRUMENT                                                                                    RISK TYPE
-------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, STRIPS, and CUBES.                              Market

TREASURY RECEIPTS: TRS, TIGRs, and CATS.                                                        Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and                            Market
instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie Mae, and             Credit
Freddie Mac.

CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.                         Market
                                                                                                Credit
                                                                                              Liquidity

TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit             Market
of funds.                                                                                     Liquidity
                                                                                                Credit

REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment               Credit
to return the security to the seller at an agreed upon price on an agreed upon                  Market
date. This is treated as a loan.                                                              Liquidity

REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous                       Market
commitment to buy the security back at an agreed upon price on an agreed upon date.            Leverage
This is treated as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets. In                 Credit
return the Fund will receive cash, other securities, and/or letters of credit as                Market
collateral.                                                                                    Leverage

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or contract to purchase                Market
securities at a fixed price for delivery at a future date.                                     Leverage
                                                                                              Liquidity
                                                                                                Credit

INVESTMENT COMPANY SECURITIES: Shares of other mutual funds, including One Group                Market
money market funds and shares of other investment companies for which Banc One
Investment Advisors serves as investment advisor or administrator. The Treasury &
Agency Fund and the Government Bond Fund will only purchase shares of investment companies which invest exclusively in U.S. Treasury and other U.S agency obligations. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.

CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.                  Market
                                                                                                Credit

CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates           Management
the seller of the option to sell, a security at a specified price. A put option               Liquidity
gives the buyer the right to sell, and obligates the seller of the option to buy, a             Credit
security at a specified price. The Fund will sell covered call and secured put                  Market
options.                                                                                       Leverage

FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase            Management
of a specified amount of a specified security, class of securities, or an index at              Credit
a specified time in the future and at a specified price.                                      Liquidity
                                                                                               Leverage
                                                                                                Market

BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a               Credit
commercial bank. Maturities are generally six months or less.                                 Liquidity
                                                                                                Market

COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by                   Credit
corporations and other entities. Maturities generally vary from a few days to nine            Liquidity
months.                                                                                         Market

-------------------------------------------------------------------------------------------------------
INSTRUMENT                                                                                    RISK TYPE
-------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Debt issued by foreign governments, foreign corporations,                   Market
domestic subsidiaries of foreign corporations, and foreign banks, as well as                  Political
commercial paper of foreign issuers and obligations of foreign banks and overseas             Liquidity
branches of U.S. foreign banks and of foreign issuers and supranational entities.             Investment
The High Yield Bond Fund also may purchase equity securities issued by the entities listed above.

RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933,            Liquidity
such as privately placed commercial paper and Rule 144A securities                              Market
                                                                                                Credit

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are               Market
reset daily, weekly, quarterly or some other period and which may be payable to the             Credit
Fund on demand. The Treasury & Agency Fund will invest in these securities only if            Liquidity
they are issued by the U.S. Treasury or another U.S. Government Agency.

PREFERRED STOCK: A class of stock that generally pays a dividend at a specified                 Market
rate and has preference over common stock in the payment of dividends and in liquidation.

MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools          Pre-payment
of loans. These include collateralized mortgage obligations ("CMOs"), Real Estate               Market
Mortgage Investment Conduits ("REMICs").                                                        Credit
                                                                                              Regulatory

CORPORATE DEBT SECURITIES: Corporate bonds and non-convertible debt securities.                 Market
                                                                                                Credit

DEMAND FEATURES: Securities that are subject to puts and standby commitments to                 Market
purchase the securities at a fixed price (usually with accrued interest) within a             Liquidity
fixed period of time following demand by a Fund.                                              Management

ASSET-BACKED SECURITIES: Securities secured by company receivables, home equity              Pre-payment
loans, truck and auto loans, leases, credit card receivables and other securities               Market
backed by other types of receivables or other assets.                                           Credit
                                                                                              Regulatory

MORTGAGE DOLLAR ROLLS: A transaction in which a Fund sells securities for delivery           Pre-payment
in a current month and simultaneously contracts with the same party to repurchase               Market
similar but not identical securities on a specified future date.                              Regulatory

ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"): Loans in a mortgage pool which provide for          Pre-payment
a fixed initial mortgage interest rate for a specified period of time, after which              Market
the rate may be subject to periodic adjustments. The Treasury & Agency Fund will                Credit
only buy ARMs issued by U.S. government entities.                                             Regulatory

SWAPS, CAPS AND FLOORS: A Fund may enter into these transactions to manage its                Management
exposure to changing interest rates and other factors. Swaps involve an exchange of             Credit
obligations by two parties. Caps and floors entitle a purchaser to a principal                Liquidity
amount from the seller of the cap or floor to the extent that a specified index                 Market
exceeds or falls below a predetermined interest rate or amount.

NEW FINANCIAL PRODUCTS: New options and futures contracts and other financial                 Management
products continue to be developed and the Fund may invest in such options,                      Credit
contracts and products.                                                                         Market
                                                                                              Liquidity

STRUCTURED INSTRUMENTS: Debt securities issued by agencies and instrumentalities of             Market
the U.S. government, banks, municipalities, corporations and other businesses whose           Liquidity
interest and/or principal payments are indexed to foreign interest rates, or one or           Management
more other referenced indices.                                                                  Credit
                                                                                          Foreign Investment

MUNICIPAL SECURITIES: Securities issued by a state or political subdivision to                  Credit
obtain funds for various public purposes. Municipal securities include private                Political
activity bonds and industrial development bonds, as well as General Obligation                   Tax
Notes, Anticipation Notes, Bond Tax Anticipation Notes, Revenue Anticipation Notes,             Market
Project Notes, other short-term tax-exempt obligations, municipal leases, and                 Regulatory
obligations of municipal housing authorities and single family revenue bonds.

ZERO COUPON DEBT SECURITIES: Bonds and other debt that pay no interest, but are                 Credit
issued at a discount from their value at maturity. When held to maturity, their                 Market
entire return equals the difference between their issue price and their maturity             Zero Coupon
value.

ZERO-FIXED-COUPON DEBT SECURITIES: Zero coupon debt securities which convert on a               Credit
specified date to interest bearing debt securities.                                             Market
                                                                                             Zero Coupon

STRIPPED MORTGAGE-BACKED SECURITIES: Derivative multi-class mortgage securities              Pre-payment
usually structured with two classes of shares that receive different proportions of             Market
the interest and principal from a pool of mortgage-backed obligations. These                    Credit
include only invests in Stripped Mortgage-Backed Securities issued or guaranteed by           Regulatory
the U.S. government, its agencies or instrumentalities.

12

-------------------------------------------------------------------------------------------------------
INSTRUMENT                                                                                    RISK TYPE
-------------------------------------------------------------------------------------------------------
INVERSE FLOATING RATE INSTRUMENTS: Leveraged variable rate debt instruments with                Market
interest rates that reset in the opposite direction from the market rate of                    Leverage
interest to which the inverse floater is indexed.                                               Credit

LOAN PARTICIPATIONS AND ASSIGNMENTS: Participations in, or assignments of all or a              Credit
portion of loans to corporations or to governments, including governments of the              Political
less developed countries ("LDC's").                                                           Liquidity
                                                                                          Foreign Investment
                                                                                                Market

FIXED RATE MORTGAGE LOANS: Investments in fixed rate mortgage loans or mortgage                 Credit
pools which bear simple interest at fixed annual rates and have short to long term           Pre-payment
final maturities.                                                                             Regulatory
                                                                                                Market

SHORT-TERM FUNDING AGREEMENTS: Investments in short-term funding agreements issued              Credit
by banks and highly rated U.S insurance companies such as Guaranteed Investment               Liquidity
Contracts ("GIC's") and Bank Investment Contracts ("BIC's").                                    Market

INVESTMENT RISKS
----------------------------------------------------

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risk than others.

- CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

- LEVERAGE RISK. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

- MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

- POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

- FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

- PRE-PAYMENT RISK. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

- TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

- REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

- ZERO COUPON RISK. The risk associated with changes in interest rates. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. This risk is similar to Market Risk, which is described above.

14

INVESTMENT POLICIES
----------------------------------------------------

The Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Fund. In addition to the fundamental policies mentioned earlier, the following fundamental policies apply to the Fund as specified. The full text of the fundamental policies can be found in the Statement of Additional Information.

The Fund may not:

1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of registered investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 75% of a Fund's total assets.

2. Concentrate their investment in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that a Fund may:
   (i) purchase or hold debt instruments in accordance with its investment objective and policies;
   (ii) enter into repurchase agreements; and
   (iii) engage in securities lending.

Additional investment policies are set forth in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes as determined by Banc One Investment Advisors, the Fund may invest up to 100% of its assets in money market instruments, and may hold a portion of its assets in cash for liquidity purposes. While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objective. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Fund. The portfolio turnover rate for the Fund is for the fiscal year ended December 31, 1998.

                                    APPENDIX                                  15

DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

DUFF & PHELPS CREDIT RATING CO. ("DUFF")

    D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2 Good certainty of timely payment. Liquidity facts and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     D-5 Issuer failed to meet scheduled principal and/interest payments.

STANDARD & POOR'S CORPORATION ("S&P")

     A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

     A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

     A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH'S IBCA INC. ("FITCH")

      F1 Highest capacity for timely repayment. Those issues rated F1+ possess a particularly strong credit feature.

      F2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      F3 Adequate capacity for timely repayment, but more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

16

       B Capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

       C High risk of default or which are currently in default.

MOODY'S INVESTORS SERVICE ("MOODY'S")

 PRIME-1 Superior ability for repayment.

 PRIME-2 Strong ability for repayment.

 PRIME-3 Acceptable ability for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Does not fall within any of the Prime rating categories.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

       A These banks possess exceptional intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

       B These banks possess strong intrinsic financial strength. Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

       C These banks possess good intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

       D These banks possess adequate financial strength, but may be limited by one or more of the following factors: a vulnerable or developing business franchise; weak financial fundamentals; or an unstable operating environment.

       E These banks possess very weak intrinsic financial strength, require periodic outside support or suggest an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a business franchise of questionable value; financial fundamentals that are seriously deficient in one or more respects; or a highly unstable operating environment.

DESCRIPTION OF TAXABLE BOND RATINGS

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

    AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

      A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB Less vulnerable to nonpayment than other speculative issues. However, such issues face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B More vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CC Currently vulnerable to nonpayment, and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC Currently highly vulnerable to nonpayment.

       C Used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

       D In payment default. Used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

Investment Grade

    Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

     Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

      A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

     Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

      B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

    Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

     Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.

FITCH

Investment Grade

    AAA Highest rating category. The obligor's capacity for timely repayment of principal and interest is extremely strong.

     AA The obligor's capacity for timely repayment is very strong.

      A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability for timely repayment is strong. However, adverse changes in business, economic, or financial conditions are more likely to affect the capacity for timely repayment than obligations in higher rated categories.

    BBB The obligor's capacity for timely repayment of principal and interest is adequate. However, adverse changes in business, economic or financial conditions and circumstances, are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.

Non-Investment Grade

     BB Obligations for which capacity for timely repayment of principal and interest is uncertain. These obligations are speculative to some degree and capacity for repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

      B The Obligor's capacity for timely repayment of principal and interest is uncertain. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are far more speculative than those in higher rated categories.

    CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic, or financial conditions and these obligations are far more speculative than those in higher rated categories.

     CC Obligations which are highly speculative or which have a high risk of default.

      C Obligations which are currently in default.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

    Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

     Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

      A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

      B Insurance companies rated in this company offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

    Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

     Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

      C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

    AAA Extremely strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

     AA Very strong financial security characteristics, differing only slightly from those rated higher.

      A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

    BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strength. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

     BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

      B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

    CCC Very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

     CC Extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

      R An insurer rated "R" has experienced a Regulatory Action regarding solvency. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

     NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S

MIG1 &    Short-term municipal securities rated MIG1 or VMIG1 are of the best
VMIG1 quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 &    These short-term municipal securities rated MIG2 & VMIG2 are of high
VMIG2 quality. Margins of protection are ample although not so large as in the preceding group.

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MIG3 &    Favorable quality. All security elements are accounted for, but the
VMIG3 undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

MIG4 &    This denotes adequate quality protection commonly regarded as
VMIG4 required of an investment security is present and although not distinctly or predominantly speculative, there is a specific risk.

SG        This denotes speculative quality.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

    SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2 Satisfactory capacity to pay principal and interest.

    SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

     aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

       a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

       b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

       c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

    AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

     AA High-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

      A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB Backed by an adequate capacity to pay the preferred stock obligations.
        Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B,  Regarded, on balance, as predominantly speculative with respect
CCC     to the issuer's capacity to pay preferred stock obligations.
        BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC In arrears on dividends or sinking fund payments, but that is currently paying.

      C Nonpaying issue.

20

      D Nonpaying issue with the issuer in default on debt instruments.

     NR No rating has been requested, insufficient information on which to base a rating, or Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-)

To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") ratings apply only to the unsecured commercial paper and other senior short-term and deposit obligations of entities to which the ratings have been assigned. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

  TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

  TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

  TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

  TBW-4 Non-investment grade and, therefore, speculative.

DESCRIPTION OF MUNICIPAL BOND RATINGS
(Including Foreign, Mortgage and Asset-Backed Securities)

S&P

Investment Grade

    AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

     AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

      A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligation is still strong.

    BBB Exhibits adequate protection parameters.
        However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligations.

Non-Investment Grade

     BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligations.

      B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

    CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

     CC Currently highly vulnerable to non-payment.

      C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

      D Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

MOODY'S

Investment Grade

    Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

     Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

      A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade
     Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

      B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

    Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

     Ca Speculative to a high degree and could be in default or have other marked shortcomings. Ca is the lowest rating.

INVESTMENT ADVISOR AND SUB-ADMINISTRATOR
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211

DISTRIBUTOR AND ADMINISTRATOR
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C. 20003

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215


THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THE FUND. THE CURRENT STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-480-4111 OR BY WRITING TO THE ONE GROUP SERVICES COMPANY AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE. THE SEC MAINTAINS A WEB SITE (www.sec.gov) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIALS INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING ONE GROUP(R).


TOG-F-228 9/99